Exhibit 24.1

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, Samuel J. Palmisano, Chairman of the Board of Directors, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $800,000,000 of additional obligations of the Corporation under the IBM Excess 401(k) Plus Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Mark Loughridge, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of December, 2010.

/s/ Samuel J. Palmisano
Samuel J. Palmisano
Chairman of the Board, President
and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, Mark Loughridge, Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $800,000,000 of additional obligations of the Corporation under the IBM Excess 401(k) Plus Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of December, 2010.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that I, James J. Kavanaugh, Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $800,000,000 of additional obligations of the Corporation under the IBM Excess 401(k) Plus Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of December, 2010.

/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $800,000,000 of additional obligations of the Corporation under the IBM Excess 401(k) Plus Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of December, 2010.

/s/ Alain J. P. Belda
Director

/s/ William R. Brody
Director

/s/ Kenneth I. Chenault
Director

/s/ Michael L. Eskew
Director

/s/ Shirley Ann Jackson
Director

/s/ Andrew N. Liveris
Director

/s/ W. James McNerney, Jr.
Director

/s/ James W. Owens
Director

/s/ Joan E. Spero
Director

/s/ Sidney Taurel
Director

/s/ Lorenzo H. Zambrano
Director